UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

LEGG MASON BW

DIVERSIFIED

LARGE CAP

VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Diversified Large Cap Value Fund for the twelve-month reporting period ended September 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 56.6 and 57.0 in October and November 2013, respectively, the PMI was 56.5 in December. The PMI then fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary (cont’d)

asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Legg Mason BW Diversified Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 150-250 stocks under normal market conditions. The Fund may invest in foreign equity securities, either directly or through depositary receipts.

We firmly believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces excellent investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. Focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The year ending September 30, 2014 included a mix of gradual and persistent improvements in the U.S. economy balanced with new sources of global uncertainty. Domestic economic statistics have improved materially since the low point of the recession and have continued to gradually gain strength through the past year. Second quarter gross domestic product (“GDP”) growthi was revised higher from 4.2% to 4.6% underscoring a sharp rebound from the weather-impacted decline of the first quarter. Unemployment fell to 5.9% and the housing market continued to recover with new home sales reaching a post-financial crisis high. Interest rates remain a focal point of investors as debate is intensifying regarding when the Federal Reserve Board (“Fed”)ii should exit the near-zero interest rate policy. Improvements in economic activity and unemployment led the Fed to give stronger indications they would pull back from Quantitative Easing in the near future.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	1

Fund overview (cont’d)

This environment along with strong corporate earnings provided the foundation for the S&P 500 Indexiii to increase +19.7% and the Russell 1000 Value Indexiv to gain +18.9%.

These results are impressive given the multiple global events that had the potential to erode investor confidence. Russian aggression in the Ukraine created nervousness in Europe while sanctions closed off some trade opportunities. The unanticipated rise of ISIS in Iraq significantly increased instability in the Middle East and rekindled concerns of the extent of potential U.S. military involvement. However, the unrest did not have a notable impact on oil prices partially due to the significant increase in U.S. oil production through shale fracking production and concerns of slowing global growth on demand. Student protests in Hong Kong raised concerns of how China would respond to the unrest and the United Kingdom came close to losing a member when Scotland held a secession vote which in the end did not pass. Late in the period, the biological threat of the Ebola virus garnered world attention after growing from a few cases in West Africa in late 2013 to a global concern by the third quarter 2014.

Q. How did we respond to these changing market conditions?

A. Our investment strategy is based on the consistent application of our investment philosophy which relies on long term equity factors and market relationships while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been tested over more than 15 years of varied conditions and while we recognize it will not excel in every situation, we do believe it will avoid large losses relative to the benchmark in the short run and do well over longer periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment nor do we rely on top-down adjustments in our investment process.

Performance review

For the twelve months ended September 30, 2014, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 18.70%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned 18.89% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 17.04% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 478 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	4.96%	18.70%
Class A2	4.82%	18.48%
Class C	4.55%	17.82%
Class R*	4.81%	N/A
Class I	5.12%	18.95%
Class IS	5.06%	18.99%
Russell 1000 Value Index	4.90%	18.89%
Lipper Large-Cap Value Funds Category Average[1]	4.19%	17.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* Performance of Class R shares for the twelve-month period is not shown because the inception date for this share Class was January 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.45%, 1.44%, 2.17%, 1.54%, 1.08% and 0.84%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that the ratio of expenses, to average net assets is not expected to exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares, 1.35% for Class R shares and 0.85% for Class I shares. These expense

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	3
[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 500 funds for the six-month period and among the 478 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Fund overview (cont’d)

limitation arrangements are expected to continue until December 31, 2015 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Technology was the strongest performing sector in the large cap value market generating greater than 30% returns over the last year. This was the largest contributor to portfolio performance driven by an average overweight of 5% versus the benchmark and strong returns. Holdings in Microsoft and Apple were two of the primary drivers. Industrials were the second largest contributing sector propelled by overweights and outperformance in transportation and aerospace companies. Materials benefitted from an overweight and outperformance in chemicals while strong returns in Healthcare Equipment contributed to the outperformance in the Health Care sector. Financials were a net contributor with a wide mix of industry results. An overweight and strong performance in banks offset an overweight and lagging return in insurance. Lagging benchmark returns in REITs were a net positive as the portfolio does not hold REITs. Two factor characteristics also benefitted returns. Larger market capitalization companies outperformed through the time period which benefitted the portfolio since we tend to have a higher average weighted market cap than the benchmark. High quality large cap technology companies fit this profile. The second factor that positively contributed was share change. The portfolio avoids stocks with high share issuance and those high issuers lagged through the full period.

Q. What were the leading detractors from performance?

A. Lower than benchmark weighting and lagging performance resulted in Energy being the largest detractor from relative performance. The portfolio’s underweight position in Exxon had the largest adverse contribution as the stock outperformed even with net lower oil prices. Overweighting and lagging performance in Media and Specialty Retail placed Consumer Discretionary as the second largest detractor partially offset by low exposure to lagging Automobiles. The remaining sectors were net positive contributors.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made no significant changes to the Fund’s investment process over the past year, and we remain focused on maintaining a portfolio of quality large cap value stocks with favorable momentum characteristics. As always, changes in the portfolio’s positions and sector weights are the result of our bottom up stock selection process, rather than any macro themes. The largest and most significant sector change was the 11.5% increase in Technology. Starting at 7% with a 2% underweight a year ago and ending the September 2014 quarter at 18.6% and a 9% overweight, Technology was driven by new positions in large estab-

4	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

lished tech companies like Apple, International Business Machines Corp., Oracle and Microsoft. Low valuations and share buyback programs propelled tech stocks into our investible universe. This large increase was funded through sales in several sectors. Pharmaceutical and Healthcare Equipment sales reduced our Healthcare exposure and we are now underweight relative to the benchmark. Reductions in the automobile and retailing subsectors decreased the consumer discretionary weight while sales of poor performing insurance holdings accounted for the majority of the reduction in the Financial Sector. These transactions continue the bottom up driven trend of gradually moving the portfolio to a more cyclical and more market sensitive stance. The purchase of several mega cap companies, many in Technology, increased the weighted average market cap of the portfolio to above the benchmark average.

Thank you for your investment in Legg Mason BW Diversified Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment Management, LLC

October 21, 2014

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (5.4%), Exxon Mobil Corp. (3.7%), General Electric Co. (3.6%), Wells Fargo & Co. (3.5%), Microsoft Corp. (3.5%), JPMorgan Chase & Co. (3.1%), Wal-Mart Stores Inc. (2.8%), Bank of America Corp. (2.3%), Merck & Co. Inc. (2.2%) and Oracle Corp. (1.5%). Please refer to pages 13 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Financials (24.9%), Information Technology (18.1%), Industrials

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	5

Fund overview (cont’d)

(11.7%), Energy (11.1%) and Health Care (10.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values (a price-to-book ratio is the price of a stock compared to the differences between a company’s assets and liabilities). The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

6	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.96%	$1,000.00	$1,049.60	1.10%	$5.65	Class A	5.00%	$1,000.00	$1,019.55	1.10%	$5.57
Class A2	4.82	1,000.00	1,048.20	1.30	6.67	Class A2	5.00	1,000.00	1,018.55	1.30	6.58
Class C	4.55	1,000.00	1,045.50	1.85	9.49	Class C	5.00	1,000.00	1,015.79	1.85	9.35
Class R	4.81	1,000.00	1,048.10	1.35	6.93	Class R	5.00	1,000.00	1,018.30	1.35	6.83
Class I	5.12	1,000.00	1,051.20	0.85	4.37	Class I	5.00	1,000.00	1,020.81	0.85	4.31
Class IS	5.06	1,000.00	1,050.60	0.80	4.11	Class IS	5.00	1,000.00	1,021.06	0.80	4.05

8	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

[1]	For the six months ended September 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class R†	Class I	Class IS
Twelve Months Ended 9/30/14	18.70%	18.48%	17.82%	N/A	18.95%	18.99%
Inception* through 9/30/14	17.64	20.02	16.77	11.80%	17.99	18.05

With sales charges[2]	Class A	Class A2	Class C	Class R†	Class I	Class IS
Twelve Months Ended 9/30/14	11.90%	11.68%	16.82%	N/A	18.95%	18.99%
Inception* through 9/30/14	15.94	16.38	16.77	11.80%	17.99	18.05

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/14)	93.58%
Class A2 (Inception date of 10/31/12 through 09/30/14)	41.90
Class C (Inception date of 9/7/10 through 9/30/14)	87.82
Class R (Inception date of 1/31/14 through 09/30/14)	11.80
Class I (Inception date of 9/7/10 through 9/30/14)	95.93
Class IS (Inception date of 9/7/10 through 9/30/14)	96.36

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are September 7, 2010, October 31, 2012, September 7, 2010, January 31, 2014, September 7, 2010 and September 7, 2010, respectively.

10	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2014

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2014

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of Legg Mason BW Diversified Large Cap Value Fund on September 7, 2010 (inception date), assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C, I and IS shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Schedule of investments

September 30, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.1%
Consumer Discretionary — 6.4%
Auto Components — 0.5%
Johnson Controls Inc.	71,100	$3,128,400
Lear Corp.	8,700	751,767
Total Auto Components		3,880,167
Hotels, Restaurants & Leisure — 0.9%
Carnival Corp.	43,100	1,731,327
Hyatt Hotels Corp., Class A Shares	3,300	199,716	*
McDonald’s Corp.	44,400	4,209,564
Royal Caribbean Cruises Ltd.	17,300	1,164,117
Wyndham Worldwide Corp.	5,200	422,552
Total Hotels, Restaurants & Leisure		7,727,276
Household Durables — 0.3%
Garmin Ltd.	9,400	488,706
Newell Rubbermaid Inc.	30,000	1,032,300
PulteGroup Inc.	27,700	489,182
Whirlpool Corp.	5,600	815,640
Total Household Durables		2,825,828
Leisure Products — 0.1%
Hasbro Inc.	13,100	720,434
Media — 3.2%
DIRECTV	56,600	4,897,032	*
Gannett Co. Inc.	23,400	694,278
Omnicom Group Inc.	23,000	1,583,780
Time Warner Inc.	149,300	11,228,853
Viacom Inc., Class B Shares	95,500	7,347,770
Total Media		25,751,713
Multiline Retail — 0.9%
Dillard’s Inc., Class A Shares	2,800	305,144
Kohl’s Corp.	22,700	1,385,381
Macy’s Inc.	81,900	4,764,942
Nordstrom Inc.	17,300	1,182,801
Total Multiline Retail		7,638,268
Specialty Retail — 0.5%
AutoNation Inc.	9,300	467,883	*
AutoZone Inc.	3,300	1,681,878	*
Foot Locker Inc.	10,900	606,585
Gap Inc.	19,700	821,293

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Specialty Retail — continued
Penske Automotive Group Inc.	9,400	$381,546
Total Specialty Retail		3,959,185
Total Consumer Discretionary		52,502,871
Consumer Staples — 8.5%
Beverages — 0.3%
Coca-Cola Enterprises Inc.	27,700	1,228,772
Dr. Pepper Snapple Group Inc.	14,500	932,495
Total Beverages		2,161,267
Food & Staples Retailing — 4.6%
CVS Health Corp.	126,800	10,092,012
Kroger Co.	53,800	2,797,600
Sysco Corp.	52,200	1,980,990
Wal-Mart Stores Inc.	296,200	22,650,414
Total Food & Staples Retailing		37,521,016
Food Products — 1.4%
Archer-Daniels-Midland Co.	68,900	3,520,790
Bunge Ltd.	12,800	1,078,144
Campbell Soup Co.	14,200	606,766
General Mills Inc.	65,500	3,304,475
Ingredion Inc.	3,400	257,686
Kellogg Co.	16,300	1,004,080
Kraft Foods Group Inc.	26,900	1,517,160
Pilgrim’s Pride Corp.	18,200	556,192	*
Total Food Products		11,845,293
Household Products — 0.6%
Energizer Holdings Inc.	5,800	714,618
Kimberly-Clark Corp.	39,300	4,227,501
Total Household Products		4,942,119
Tobacco — 1.6%
Altria Group Inc.	171,800	7,892,492
Lorillard Inc.	38,800	2,324,508
Reynolds American Inc.	56,200	3,315,800
Total Tobacco		13,532,800
Total Consumer Staples		70,002,495
Energy — 11.1%
Energy Equipment & Services — 0.8%
Baker Hughes Inc.	31,300	2,036,378
National-Oilwell Varco Inc.	44,500	3,386,450

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Energy Equipment & Services — continued
Patterson-UTI Energy Inc.	10,800	$351,324
Superior Energy Services Inc.	11,700	384,579
Total Energy Equipment & Services		6,158,731
Oil, Gas & Consumable Fuels — 10.3%
Apache Corp.	17,300	1,623,951
Chesapeake Energy Corp.	48,200	1,108,118
Chevron Corp.	85,900	10,249,588
ConocoPhillips	160,000	12,243,200
CONSOL Energy Inc.	16,400	620,904
Denbury Resources Inc.	14,000	210,420
Devon Energy Corp.	42,100	2,870,378
Exxon Mobil Corp.	318,700	29,973,735
Hess Corp.	35,600	3,357,792
HollyFrontier Corp.	9,300	406,224
Marathon Oil Corp.	65,100	2,447,109
Marathon Petroleum Corp.	21,100	1,786,537
Murphy Oil Corp.	16,800	956,088
Occidental Petroleum Corp.	83,300	8,009,295
Phillips 66	63,200	5,138,792
QEP Resources Inc.	13,100	403,218
Southwestern Energy Co.	14,000	489,300	*
Tesoro Corp.	5,800	353,684
Valero Energy Corp.	50,000	2,313,500
Total Oil, Gas & Consumable Fuels		84,561,833
Total Energy		90,720,564
Exchange-Traded Funds — 1.5%
iShares Trust — iShares Russell 1000 Value Index Fund	120,700	12,080,863
Financials — 24.9%
Banks — 12.3%
Bank of America Corp.	1,113,300	18,981,765
Citigroup Inc.	137,200	7,121,736
Comerica Inc.	18,200	907,452
Commerce Bancshares Inc.	9,900	441,986
Fifth Third Bancorp	88,000	1,761,760
Huntington Bancshares Inc.	85,100	828,023
JPMorgan Chase & Co.	424,900	25,595,976
KeyCorp	94,100	1,254,353
PNC Financial Services Group Inc.	54,700	4,681,226

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Banks — continued
Regions Financial Corp.	144,100	$1,446,764
SunTrust Banks Inc.	55,200	2,099,256
U.S. Bancorp	170,800	7,144,564
Wells Fargo & Co.	550,800	28,569,996
Total Banks		100,834,857
Capital Markets — 4.5%
Ameriprise Financial Inc.	20,100	2,479,938
Bank of New York Mellon Corp.	119,400	4,624,362
BlackRock Inc.	16,800	5,515,776
Franklin Resources Inc.	65,500	3,576,955
Goldman Sachs Group Inc.	46,700	8,572,719
Invesco Ltd.	45,900	1,812,132
Morgan Stanley	203,600	7,038,452
Northern Trust Corp.	20,600	1,401,418
State Street Corp.	19,200	1,413,312
Total Capital Markets		36,435,064
Consumer Finance — 2.2%
American Express Co.	111,400	9,751,956
Capital One Financial Corp.	51,900	4,236,078
Discover Financial Services	50,000	3,219,500
Navient Corp.	40,800	722,568
Total Consumer Finance		17,930,102
Diversified Financial Services — 0.2%
Principal Financial Group Inc.	30,400	1,595,088
Voya Financial Inc.	11,200	437,920
Total Diversified Financial Services		2,033,008
Insurance — 5.6%
ACE Ltd.	35,100	3,680,937
Alleghany Corp.	1,700	710,855	*
Allstate Corp.	48,200	2,958,034
American Financial Group Inc.	21,500	1,244,635
American International Group Inc.	152,600	8,243,452
Assurant Inc.	7,900	507,970
Assured Guaranty Ltd.	13,100	290,296
Axis Capital Holdings Ltd.	4,800	227,559
Chubb Corp.	65,600	5,974,848
Everest Re Group Ltd.	5,200	842,452
Hartford Financial Services Group Inc.	20,300	756,175

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
HCC Insurance Holdings Inc.	14,100	$680,889
Lincoln National Corp.	27,700	1,484,166
Markel Corp.	600	381,690	*
PartnerRe Ltd.	5,700	626,373
Prudential Financial Inc.	48,200	4,238,708
Reinsurance Group of America Inc.	8,700	697,131
RenaissanceRe Holdings Ltd.	12,000	1,199,880
Torchmark Corp.	36,700	1,921,979
Travelers Cos. Inc.	80,100	7,524,594
Unum Group	27,200	935,136
W.R. Berkley Corp.	9,400	449,320
XL Group PLC	12,000	398,040
Total Insurance		45,975,119
Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp Inc.	46,400	736,368
People’s United Financial Inc.	14,000	202,580
Total Thrifts & Mortgage Finance		938,948
Total Financials		204,147,098
Health Care — 10.5%
Biotechnology — 1.4%
Amgen Inc.	78,600	11,040,156
Health Care Equipment & Supplies — 2.0%
Baxter International Inc.	24,500	1,758,365
Becton, Dickinson & Co.	19,700	2,242,057
CareFusion Corp.	17,400	787,350	*
Medtronic Inc.	103,800	6,430,410
St. Jude Medical Inc.	29,400	1,767,822
Zimmer Holdings Inc.	34,000	3,418,700
Total Health Care Equipment & Supplies		16,404,704
Health Care Providers & Services — 3.0%
Aetna Inc.	16,000	1,296,000
Cardinal Health Inc.	35,100	2,629,692
CIGNA Corp.	29,000	2,630,010
HCA Holdings Inc.	32,700	2,306,004	*
Humana Inc.	15,900	2,071,611
Laboratory Corporation of America Holdings	3,800	386,650	*
Quest Diagnostics Inc.	6,500	394,420
UnitedHealth Group Inc.	105,700	9,116,625
WellPoint Inc.	30,900	3,696,258
Total Health Care Providers & Services		24,527,270

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	17

Schedule of investments (cont’d)

September 30, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Pharmaceuticals — 4.1%
AbbVie Inc.	64,200	$3,708,192
Johnson & Johnson	111,900	11,927,421
Merck & Co. Inc.	302,800	17,949,984
Total Pharmaceuticals		33,585,597
Total Health Care		85,557,727
Industrials — 11.7%
Aerospace & Defense — 3.3%
General Dynamics Corp.	39,800	5,058,182
Honeywell International Inc.	62,400	5,810,688
Huntington Ingalls Industries Inc.	2,200	229,262
L-3 Communications Holdings Inc.	9,300	1,105,956
Lockheed Martin Corp.	33,700	6,159,686
Northrop Grumman Corp.	31,200	4,110,912
Raytheon Co.	33,700	3,424,594
Rockwell Collins Inc.	14,100	1,106,850
Total Aerospace & Defense		27,006,130
Airlines — 0.3%
Alaska Air Group Inc.	14,700	640,038
Delta Air Lines Inc.	61,800	2,234,070
Total Airlines		2,874,108
Commercial Services & Supplies — 0.2%
Pitney Bowes Inc.	9,200	229,908
Republic Services Inc.	32,500	1,268,150
Total Commercial Services & Supplies		1,498,058
Construction & Engineering — 0.1%
Quanta Services Inc.	17,300	627,817	*
Electrical Equipment — 0.5%
Emerson Electric Co.	66,400	4,155,312
Industrial Conglomerates — 4.2%
General Electric Co.	1,153,500	29,552,670
United Technologies Corp.	43,100	4,551,360
Total Industrial Conglomerates		34,104,030
Machinery — 2.1%
Caterpillar Inc.	45,900	4,545,477
Cummins Inc.	16,800	2,217,264
Deere & Co.	26,700	2,189,133
Dover Corp.	15,700	1,261,181
Ingersoll-Rand PLC	18,200	1,025,752
Joy Global Inc.	7,600	414,504

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Machinery — continued
Lincoln Electric Holdings Inc.	5,600	$387,156
PACCAR Inc.	16,000	910,000
Parker Hannifin Corp.	15,000	1,712,250
Snap-on Inc.	6,100	738,588
Stanley Black & Decker Inc.	15,900	1,411,761
Trinity Industries Inc.	7,200	336,384
WABCO Holdings Inc.	2,700	246,210	*
Total Machinery		17,395,660
Professional Services — 0.1%
Dun & Bradstreet Corp.	4,100	481,627
Road & Rail — 0.9%
AMERCO	1,400	366,646
CSX Corp.	106,200	3,404,772
Norfolk Southern Corp.	32,800	3,660,480
Total Road & Rail		7,431,898
Total Industrials		95,574,640
Information Technology — 18.1%
Communications Equipment — 2.0%
Brocade Communications Systems Inc.	19,500	212,503
Cisco Systems Inc.	230,700	5,806,719
Harris Corp.	11,100	737,040
Juniper Networks Inc.	34,100	755,315
QUALCOMM Inc.	114,200	8,538,734
Total Communications Equipment		16,050,311
Electronic Equipment, Instruments & Components — 0.5%
Arrow Electronics Inc.	10,400	575,640	*
Avnet Inc.	21,100	875,650
Corning Inc.	150,700	2,914,538
Total Electronic Equipment, Instruments & Components		4,365,828
IT Services — 0.9%
Accenture PLC, Class A Shares	46,400	3,773,248
Computer Sciences Corp.	15,000	917,250
Global Payments Inc.	7,200	503,136
Western Union Co.	21,000	336,840
Xerox Corp.	126,800	1,677,564
Total IT Services		7,208,038
Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	232,200	8,085,204
Lam Research Corp.	12,100	903,870

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	19

Schedule of investments (cont’d)

September 30, 2014

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
NVIDIA Corp.	59,500	$1,097,775
Total Semiconductors & Semiconductor Equipment		10,086,849
Software — 5.1%
Broadridge Financial Solutions Inc.	8,500	353,855
Microsoft Corp.	609,700	28,265,692
Oracle Corp.	327,100	12,521,388
Symantec Corp.	31,200	733,512
Total Software		41,874,447
Technology Hardware, Storage & Peripherals — 8.4%
Apple Inc.	439,400	44,269,550
EMC Corp.	136,700	3,999,842
Hewlett-Packard Co.	198,900	7,054,983
International Business Machines Corp.	45,100	8,561,333
SanDisk Corp.	20,600	2,017,770
Western Digital Corp.	23,900	2,325,948
Total Technology Hardware, Storage & Peripherals		68,229,426
Total Information Technology		147,814,899
Materials — 3.0%
Chemicals — 2.2%
Ashland Inc.	8,000	832,800
Celanese Corp., Series A Shares	15,900	930,468
CF Industries Holdings Inc.	3,800	1,061,036
E.I. du Pont de Nemours & Co.	78,200	5,611,632
Eastman Chemical Co.	11,200	905,968
Huntsman Corp.	24,800	644,552
LyondellBasell Industries NV, Class A Shares	58,000	6,302,280
Mosaic Co.	13,500	599,535
Westlake Chemical Corp.	13,500	1,168,965
Total Chemicals		18,057,236
Containers & Packaging — 0.4%
Avery Dennison Corp.	7,300	325,945
Ball Corp.	10,400	658,008
Bemis Co. Inc.	10,800	410,616
Crown Holdings Inc.	14,500	645,540	*
MeadWestvaco Corp.	12,500	511,750
Packaging Corp. of America	7,100	453,122
Sonoco Products Co.	9,800	385,042
Total Containers & Packaging		3,390,023

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security		Shares	Value
Metals & Mining — 0.3%
Allegheny Technologies Inc.		2,000	$74,200
Freeport-McMoRan Inc.		41,200	1,345,180
Nucor Corp.		12,600	683,928
Total Metals & Mining			2,103,308
Paper & Forest Products — 0.1%
International Paper Co.		19,300	921,382
Total Materials			24,471,949
Utilities — 2.4%
Electric Utilities — 1.4%
American Electric Power Co. Inc.		35,600	1,858,676
Duke Energy Corp.		51,000	3,813,270
Edison International		23,000	1,286,160
Exelon Corp.		62,700	2,137,443
FirstEnergy Corp.		19,000	637,830
Northeast Utilities		28,000	1,240,400
Pinnacle West Capital Corp.		5,000	273,200
Total Electric Utilities			11,246,979
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.		77,800	1,103,204
Multi-Utilities — 0.8%
Alliant Energy Corp.		11,600	642,756
Ameren Corp.		24,400	935,252
Consolidated Edison Inc.		13,200	747,912
OGE Energy Corp.		9,000	333,990
Public Service Enterprise Group Inc.		40,700	1,515,668
Sempra Energy		17,800	1,875,764
Wisconsin Energy Corp.		15,000	645,000
Total Multi-Utilities			6,696,342
Water Utilities — 0.1%
American Water Works Co. Inc.		14,500	699,335
Total Utilities			19,745,860
Total Investments before Short-Term Investments (Cost — $601,764,181)			802,618,966

	Rate	Face Amount
Short-Term Investments — 0.5%
State Street Institutional Liquid Reserves Fund (Cost — $4,050,162)	0.089%	$4,050,162	4,050,162
Total Investments — 98.6% (Cost — $605,814,343#)			806,669,128
Other Assets in Excess of Liabilities — 1.4%			11,459,316
Total Net Assets — 100.0%			$818,128,444

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $605,983,919.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	21

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $605,814,343)	$806,669,128
Receivable for securities sold	14,618,591
Receivable for Fund shares sold	11,098,959
Dividends and interest receivable	1,117,201
Prepaid expenses	70,143
Total Assets	833,574,022

Liabilities:
Payable for securities purchased	14,597,025
Investment management fee payable	500,206
Payable for Fund shares repurchased	267,154
Trustees’ fees payable	13,124
Service and/or distribution fees payable	2,020
Accrued expenses	66,049
Total Liabilities	15,445,578
Total Net Assets	$818,128,444

Net Assets:
Par value (Note 7)	$402
Paid-in capital in excess of par value	556,665,296
Undistributed net investment income	6,733,284
Accumulated net realized gain on investments	53,874,677
Net unrealized appreciation on investments	200,854,785
Total Net Assets	$818,128,444

Shares Outstanding:
Class A	133,434
Class A2	228,191
Class C	32,294
Class R	552
Class I	680,706
Class IS	39,141,883

Net Asset Value:
Class A (and redemption price)	$20.30
Class A2 (and redemption price)	$20.23
Class C*	$20.23
Class R (and redemption price)	$20.27
Class I (and redemption price)	$20.34
Class IS (and redemption price)	$20.34
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$21.54
Class A2 (based on maximum initial sales charge of 5.75%)	$21.46

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Statement of operations

For the Year Ended September 30, 2014

Investment Income:
Dividends	$16,859,030
Interest	5,859
Total Investment Income	16,864,889

Expenses:
Investment management fee (Note 2)	5,717,032
Registration fees	83,858
Trustees’ fees	83,400
Fund accounting fees	71,763
Fees recaptured by investment manager (Note 2)	56,503
Legal fees	40,762
Transfer agent fees (Note 5)	37,933
Shareholder reports	34,448
Audit and tax fees	32,942
Service and/or distribution fees (Notes 2 and 5)	14,261
Insurance	12,563
Custody fees	9,866
Miscellaneous expenses	10,959
Total Expenses	6,206,290
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(19,799)
Net Expenses	6,186,491
Net Investment Income	10,678,398

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	53,937,338
Change in Net Unrealized Appreciation (Depreciation) from Investments	65,420,313
Net Gain on Investments	119,357,651
Increase in Net Assets from Operations	$130,036,049

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	23

Statements of changes in net assets

For the Years Ended September 30,	2014	2013

Operations:
Net investment income	$10,678,398	$9,173,263
Net realized gain	53,937,338	32,621,727
Change in net unrealized appreciation (depreciation)	65,420,313	58,139,586
Increase in Net Assets From Operations	130,036,049	99,934,576

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,000,038)	(10,500,017)
Net realized gains	(32,437,086)	(18,179,406)
Decrease in Net Assets From Distributions to Shareholders	(41,437,124)	(28,679,423)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	127,999,035	138,206,811
Reinvestment of distributions	41,375,532	28,627,761
Cost of shares repurchased	(109,569,974)	(87,693,532)
Increase in Net Assets From Fund Share Transactions	59,804,593	79,141,040
Increase in Net Assets	148,403,518	150,396,193

Net Assets:
Beginning of year	669,724,926	519,328,733
End of year*	$818,128,444	$669,724,926
*Includesundistributed net investment income of:	$6,733,284	$5,055,367

See Notes to Financial Statements.

24	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2014	2013	2012	2011	2010[2]

Net asset value, beginning of year	$18.11	$16.13	$12.65	$12.52	$12.00

Income from operations:
Net investment income	0.21	0.22	0.20	0.15	0.02
Net realized and unrealized gain	3.05	2.62	3.55	0.02	0.50
Total income from operations	3.26	2.84	3.75	0.17	0.52

Less distributions from:
Net investment income	(0.20)	(0.30)	(0.09)	(0.02)	—
Net realized gains	(0.87)	(0.56)	(0.18)	(0.02)	—
Total distributions	(1.07)	(0.86)	(0.27)	(0.04)	—

Net asset value, end of year	$20.30	$18.11	$16.13	$12.65	$12.52
Total return[3]	18.70%	18.62%	30.03%	1.35%	4.33%

Net assets, end of year (000s)	$2,709	$3,093	$656	$156	$104

Ratios to average net assets:
Gross expenses	1.36%	1.45%	1.38%[4]	1.43%[4]	2.19%[5]
Net expenses[6,7,8]	1.10 [9]	1.10 [9]	1.22 [4,9]	1.30 [4]	1.27 [5]
Net investment income	1.11	1.30	1.31	1.10	1.98 [5]

Portfolio turnover rate	47%	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of a voluntary expense limitation arrangement, effective July, 1, 2012, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2014	2013[2]

Net asset value, beginning of year	$18.07	$15.96

Income from operations:
Net investment income	0.19	0.17
Net realized and unrealized gain	3.03	2.82
Total income from operations	3.22	2.99

Less distributions from:
Net investment income	(0.19)	(0.32)
Net realized gains	(0.87)	(0.56)
Total distributions	(1.06)	(0.88)

Net asset value, end of year	$20.23	$18.07
Total return[3]	18.48%	19.77%

Net assets, end of year (000s)	$4,616	$1,276

Ratios to average net assets:
Gross expenses	1.59%	1.26%[4]
Net expenses[5,6,7,8]	1.30	1.26 [4]
Net investment income	0.95	1.08 [4]

Portfolio turnover rate	47%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to September 30, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

26	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2014	2013	2012	2011	2010[2]

Net asset value, beginning of year	$17.99	$16.00	$12.56	$12.52	$12.00

Income from operations:
Net investment income	0.08	0.10	0.09	0.05	0.01
Net realized and unrealized gain	3.03	2.61	3.53	0.01	0.51
Total income from operations	3.11	2.71	3.62	0.06	0.52

Less distributions from:
Net investment income	—	(0.16)	—	—	—
Net realized gains	(0.87)	(0.56)	(0.18)	(0.02)	—
Total distributions	(0.87)	(0.72)	(0.18)	(0.02)	—

Net asset value, end of year	$20.23	$17.99	$16.00	$12.56	$12.52
Total return[3]	17.82%	17.77%	29.09%	0.50%	4.33%

Net assets, end of year (000s)	$653	$204	$177	$71	$104

Ratios to average net assets:
Gross expenses	2.13%	2.17%	2.11%[4]	2.18%[4]	2.94%[5]
Net expenses[6,7,8]	1.85 [9]	1.85 [9]	1.99 [4,9]	2.05 [4]	2.02 [5]
Net investment income	0.41	0.61	0.62	0.33	1.23 [5]

Portfolio turnover rate	47%	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of a voluntary expense limitation arrangement, effective July, 1, 2012, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2014[2]

Net asset value, beginning of period	$18.13

Income from operations:
Net investment income	0.13
Net realized and unrealized gain	2.01
Total income from operations	2.14

Net asset value, end of period	$20.27
Total return[3]	11.80%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	1.50%
Net expenses[4,5,6,7,8]	1.35
Net investment income[4]	1.02

Portfolio turnover rate	47%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

[9]	For the year ended September 30, 2014.

See Notes to Financial Statements.

28	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2014	2013	2012	2011	2010[2]

Net asset value, beginning of year	$18.13	$16.13	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.26	0.27	0.24	0.20	0.02
Net realized and unrealized gain	3.06	2.61	3.56	0.00 [3]	0.51
Total income from operations	3.32	2.88	3.80	0.20	0.53

Less distributions from:
Net investment income	(0.24)	(0.32)	(0.14)	(0.06)	—
Net realized gains	(0.87)	(0.56)	(0.18)	(0.02)	—
Total distributions	(1.11)	(0.88)	(0.32)	(0.08)	—

Net asset value, end of year	$20.34	$18.13	$16.13	$12.65	$12.53
Total return[4]	18.95%	18.99%	30.45%	1.62%	4.42%

Net assets, end of year (000s)	$13,845	$3,978	$3,015	$65	$105

Ratios to average net assets:
Gross expenses	0.99%	1.08%[5]	0.94%[5]	1.18%[5]	1.94%[6]
Net expenses[7,8,9]	0.85 [10]	0.85 [5,10]	0.88 [5,10]	0.95 [5]	0.92 [6]
Net investment income	1.36	1.60	1.60	1.43	2.33 [6]

Portfolio turnover rate	47%	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of a voluntary expense limitation arrangement, effective July, 1, 2012, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement is expected to continue until December 31, 2015, but may be terminated at any time by the manager.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2014	2013	2012	2011	2010[2]

Net asset value, beginning of year	$18.14	$16.13	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.27	0.27	0.26	0.22	0.02
Net realized and unrealized gain	3.04	2.62	3.55	0.00 [3]	0.51
Total income from operations	3.31	2.89	3.81	0.22	0.53

Less distributions from:
Net investment income	(0.24)	(0.32)	(0.15)	(0.08)	—
Net realized gains	(0.87)	(0.56)	(0.18)	(0.02)	—
Total distributions	(1.11)	(0.88)	(0.33)	(0.10)	—

Net asset value, end of year	$20.34	$18.14	$16.13	$12.65	$12.53
Total return[4]	18.99%	18.98%	30.58%	1.72%	4.42%

Net assets, end of year (000s)	$796,294	$661,174	$515,481	$439,678	$122,063

Ratios to average net assets:
Gross expenses	0.81%[5]	0.84%[5]	0.84%[5]	0.94%[5]	1.70%[6]
Net expenses[7,8]	0.81 [5]	0.84 [5]	0.84 [5]	0.85 [5,9]	0.82 [6,9]
Net investment income	1.40	1.61	1.78	1.58	2.40 [6]

Portfolio turnover rate	47%	53%	38%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$802,618,966	—	—	$802,618,966
Short-term investments†	4,050,162	—	—	4,050,162
Total investments	$806,669,128	—	—	$806,669,128

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

34	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(443)	$443

(a)	Reclassifications are due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment advisor. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, dividend expenses on short

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.55%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C, Class R and Class I shares did not exceed 1.10%, 1.30%, 1.85%, 1.35% and 0.85%, respectively. These arrangements are expected to continue until December 31, 2015, but may be terminated at any time by the investment manager.

During the year ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $19,799.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R*	Class I
Expires September 30, 2015	$458	—	$163	—	$462
Expires September 30, 2016	5,705	$9	601	—	9,303
Expires September 30, 2017	5,143	7,336	807	$11	6,502
Total fee waivers/expense reimbursements subject to recapture	$11,306	$7,345	$1,571	$11	$16,267

*	For the period January 31, 2014 (inception date) to September 30, 2014.

For the year ended September 30, 2014, LMPFA recaptured $56,503 for Class IS shares.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2

36	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2014, LMIS and its affiliates retained sales charges of approximately $1,110 and $15,934 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	$20	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2014, Legg Mason and its affiliates owned 48% of the Fund.

3. Investments

During the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$420,380,374
Sales	348,625,814

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$205,367,812
Gross unrealized depreciation	(4,682,603)
Net unrealized appreciation	$200,685,209

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

For the year ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$4,938	$6,099
Class A2	6,403	13,653
Class C	2,885	920
Class R†	35	17
Class I	—	8,854
Class IS	—	8,390
Total	$14,261	$37,933

†	For the period January 31, 2014 (inception date) to September 30, 2014.

For the year ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,143
Class A2	7,336
Class C	807
Class R†	11
Class I	6,502
Class IS	—
Total	$19,799

†	For the period January 31, 2014 (inception date) to September 30, 2014.

6. Distributions to shareholders by class

	Year Ended September 30, 2014	Year Ended September 30, 2013
Net Investment Income:
Class A	$31,378	$19,891
Class A2	15,965	2,136
Class C	—	1,750
Class R†	—	—
Class I	49,445	72,675
Class IS	8,903,250	10,403,565
Total	$9,000,038	$10,500,017

Net Realized Gains:
Class A	$135,588	$36,970
Class A2	74,365	3,718
Class C	6,503	6,008
Class R†	—	—
Class I	182,196	125,495
Class IS	32,038,434	18,007,215
Total	$32,437,086	$18,179,406

†	For the period January 31, 2014 (inception date) to September 30, 2014.

38	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	111,851	$2,169,769	207,440	$3,524,567
Shares issued on reinvestment	9,149	166,967	3,724	56,861
Shares repurchased	(158,300)	(2,940,239)	(81,138)	(1,427,220)
Net increase (decrease)	(37,300)	$(603,503)	130,026	$2,154,208

Class A2
Shares sold	179,571	$3,511,519	80,206	$1,345,581
Shares issued on reinvestment	4,960	90,330	383	5,854
Shares repurchased	(26,968)	(521,147)	(9,961)	(174,467)
Net increase	157,563	$3,080,702	70,628	$1,176,968

Class C
Shares sold	26,716	$532,504	1,117	$19,072
Shares issued on reinvestment	356	6,503	509	7,758
Shares repurchased	(6,104)	(116,975)	(1,364)	(22,192)
Net increase	20,968	$422,032	262	$4,638

Class R†
Shares sold	552	$10,000	—	—
Net increase	552	$10,000	—	—

Class I
Shares sold	502,793	$10,123,068	96,223	$1,549,989
Shares issued on reinvestment	9,323	170,049	9,607	146,508
Shares repurchased	(50,804)	(986,540)	(73,416)	(1,272,659)
Net increase	461,312	$9,306,577	32,414	$423,838

Class IS
Shares sold	5,815,622	$111,652,175	7,632,021	$131,767,602
Shares issued on reinvestment	2,244,610	40,941,683	1,861,781	28,410,780
Shares repurchased	(5,370,849)	(105,005,073)	(5,000,932)	(84,796,994)
Net increase	2,689,383	$47,588,785	4,492,870	$75,381,388

†	For the period January 31, 2014 (inception date) to September 30, 2014.

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$17,342,532	$19,478,170
Net long-term capital gains	24,094,592	9,201,253
Total taxable distributions	$41,437,124	$28,679,423

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$15,021,889
Undistributed long-term capital gains — net	45,813,764
Total undistributed earnings	$60,835,653
Other book/tax temporary differences(a)	(58,116)
Unrealized appreciation (depreciation)(b)	200,685,209
Total accumulated earnings (losses) — net	$261,462,746

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

40	Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason BW Diversified Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Diversified Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 14, 2014

Legg Mason BW Diversified Large Cap Value Fund 2014 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	None

Robin J.W. Masters
Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

42	Legg Mason BW Diversified Large Cap Value Fund

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien
Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp.

Legg Mason BW Diversified Large Cap Value Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	None

Robert M. Tarola
Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly: Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

44	Legg Mason BW Diversified Large Cap Value Fund

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason BW Diversified Large Cap Value Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

46	Legg Mason BW Diversified Large Cap Value Fund

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Trustees of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason BW Diversified Large Cap Value Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2014:

Record date:	12/10/2013
Payable date:	12/11/2013
Ordinary income:
Qualified dividend income for individuals	77.21%
Dividends qualifying for the dividends
received deduction for corporations	76.05%
Long-term capital gain dividend	$0.648760

Please retain this information for your records.

48	Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/14 SR14-2346

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $195,250 in 2013 and $187,820 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,500 in 2013 and $0 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,420 in 2013 and $75,738 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,730 in 2013 and $2,928 in 2014, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2013 and $0 in 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014